UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2011

BEL FUSE INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-11676	22-1463699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey		07302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 432-0463

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Bel Fuse Inc. (the “Company”) has posted two letters from the Company to members of the board of directors of Pulse Electronics Corporation dated June 28, 2007 and December 14, 2010, respectively, to www.ProxyProcess.com/BelFuse.

Copies of the letters are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibits

99.1	Letter dated June 28, 2007.

99.2	Letter dated December 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEL FUSE INC.
(Registrant)

Date: April 12, 2011	By:	/s/ Daniel Bernstein
Daniel Bernstein President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibits

99.1	Letter dated June 28, 2007.

99.2	Letter dated December 14, 2010.